UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


             Date  of  Report  (Date  of  earliest event reported):
                                December 28, 1999



                           Exigent International, Inc.
             (Exact name of Registrant as specified in its charter)



            Delaware                       333-5733               59-3379927
(State or other jurisdiction of          (Commission           (I.R.S. Employer
incorporation or organization)           File Number)        Identification No.)



              -----------------------------------------------------



                                 1225 Evans Road
                          Melbourne, Florida 32904-2314
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:
                                  407-952-7550

Item 5.  Other Events

         On December 20, 1999,Exigent International, Inc. announced the appoint-ment of Gordon J. Comerford to the Company's Board of Directors and other executive promotions. The text of the press release is attached hereto as
Exhibit 99.

Item 7.  Financial Statements and Exhibits

(c)      The following documents are furnished as exhibits to this report:

Exhibit                                                                    Page
Number            Description                                             Number
-------           -----------                                             ------
    99            Press Release of the Registrant,                          4
                  dated December 20, 1999

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 Exigent International, Inc.
Dated:
December 28, 1999                By:    /s/ B.R. Smedley
                                    -------------------------------------------
                                 B.R. "Bernie" Smedley, Chief Executive Officer